BOND PAYABLE	12 Months Ended
Feb. 28, 2021
BOND PAYABLE
BOND PAYABLE

13.         BOND PAYABLE

On January 28 and 29, 2021, the Company issued $1,250,000 and $1,050,000 in aggregate principal amount of convertible bond due on February 1, 2026 (“the Bond”), unless earlier repurchased, converted or redeemed. The Bond bears interest at a rate of 0.5% per year, payable semiannually in arrears on February 1 and August 1 of each year, beginning on August 1, 2021.

The net proceeds from the Bond were $2,300,000. The Company has accounted for the Bond as a single instrument as bond payable. The value of the Bond is measured by the cash received. Interest expense of $1,039 were recognized for the year ended February 28, 2021.

The main terms of the Bond are summarized as follows:

Conversion

The Bond are convertible into the Company’s ADSs, at the option of the holders, in integral multiples of one thousand dollars principal amount, at any time prior to the close of business on the scheduled trading day immediately preceding the maturity date. The conversion rate equals 12.4611 ADSs per one thousand dollars principal amount of the Bond, which represents the adjusted conversion price of $80.25 per ADS. During the year ended February 28, 2021, no bond was converted.

Redemption

The Company does not have the right to redeem the Bond prior to maturity. Holders of the Bond have the right to require the Company to repurchase in cash all or part of their Bond on February 1, 2026 or upon the occurrence of certain fundamental changes at a repurchase price equal to 100% of the principal amount of the Bond to be repurchased, plus any accrued and unpaid interest to, but excluding, the repurchase date.